UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2024

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois		60015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 12, 2024, Walgreens Boots Alliance, Inc. (the “Company”) completed the public offering and issuance of $750,000,000 of 8.125% notes due 2029 (the “notes”).

The notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”), dated as of August 8, 2024 among the Company and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and BofA Securities, Inc. for themselves and as representatives of the several other underwriters named therein. The notes were offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (No. 333-261730) (the “Registration Statement”) and the prospectus included therein, filed with the Securities and Exchange Commission on December 17, 2021 and supplemented by the prospectus supplement dated August 8, 2024. The notes were issued under the Indenture (the “Indenture”), dated as of December 17, 2015, between the Company and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee.

Please refer to the prospectus supplement dated August 8, 2024 for additional information regarding the terms and conditions of the notes and the offering. The Indenture was previously incorporated by reference as Exhibit 4.1 to the Registration Statement and is incorporated by reference herein. The description of the notes and the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed as Exhibit 1.1 hereto and the form of the notes filed as Exhibit 4.1 hereto, each of which is incorporated herein by reference.

The exhibits filed herewith are incorporated by reference into our Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

1.1	Underwriting Agreement, dated as of August 8, 2024, among Walgreens Boots Alliance, Inc. and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and BofA Securities, Inc., as representatives of the several underwriters listed in Schedule 1 thereto

4.1	Form of 8.125% Notes due 2029

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1 of this Current Report on Form 8-K)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: August 12, 2024	By:	/s/ Joseph B. Amsbary, Jr.
	Name:	Joseph B. Amsbary, Jr.
	Title:	Senior Vice President, Corporate Secretary